                                                                      EXHIBIT 24
                                                                      ----------
                               POWER OF ATTORNEY



               I hereby constitute and appoint JAMES H. SANREGRET, LESLIE P. KLEMPERER, and MARY E. RAINES, and each of them separately, as my true and lawful attorneys-in-fact and agents, with full power of substitution, for me and in my name, in any and all capacities, to sign on my behalf
       (1) one or more registration statements to be filed by Delta Air Lines, Inc. ("Delta") on Form S-8 or other appropriate form, or any amendment or supplement thereto, for the registration under the Securities Act of 1933, as amended, of an additional 3,000,000 shares of Common Stock, par value $3.00 per share, of Delta in connection with the 1989 Stock Incentive Plan of Delta, as amended, (2) any application for registration or qualification (or exemption therefrom) of such securities under the Blue Sky or other federal or state securities laws and regulations, and
       (3) any other document or instrument deemed necessary or appropriate by any of them in connection with such application for registration or qualification (or exemption therefrom); and to file any such registration statement, amendment, supplement, application, or other document or instrument with the Securities and Exchange Commission or other appropriate agency pursuant to applicable federal and state securities laws and regulations.

               IN WITNESS WHEREOF, I have hereunto set my hand this 24th day of January, 1994.





                                       /s/ Ronald W. Allen
                                       -------------------------------------
                                       Ronald W. Allen
                                       Director, Chairman of the Board,
                                       President and Chief Executive Officer
                                       Delta Air Lines, Inc.

                               POWER OF ATTORNEY




               I hereby constitute and appoint JAMES H. SANREGRET, LESLIE P. KLEMPERER, and MARY E. RAINES, and each of them separately, as my true and lawful attorneys-in-fact and agents, with full power of substitution, for me and in my name, in any and all capacities, to sign on my behalf
       (1) one or more registration statements to be filed by Delta Air Lines, Inc. ("Delta") on Form S-8 or other appropriate form, or any amendment or supplement thereto, for the registration under the Securities Act of 1933, as amended, of an additional 3,000,000 shares of Common Stock, par value $3.00 per share, of Delta in connection with the 1989 Stock Incentive Plan of Delta, as amended, (2) any application for registration or qualification (or exemption therefrom) of such securities under the Blue Sky or other federal or state securities laws and regulations, and
       (3) any other document or instrument deemed necessary or appropriate by any of them in connection with such application for registration or qualification (or exemption therefrom); and to file any such registration statement, amendment, supplement, application, or other document or instrument with the Securities and Exchange Commission or other appropriate agency pursuant to applicable federal and state securities laws and regulations.

               IN WITNESS WHEREOF, I have hereunto set my hand this 24th day of January, 1994.






                                       /s/ Thomas J. Roeck, Jr.
                                       -------------------------------
                                       Thomas J. Roeck, Jr.
                                       Senior Vice President - Finance
                                       and Chief Financial Officer
                                       Delta Air Lines, Inc.

                               POWER OF ATTORNEY




               I hereby constitute and appoint JAMES H. SANREGRET, LESLIE P. KLEMPERER, and MARY E. RAINES, and each of them separately, as my true and lawful attorneys-in-fact and agents, with full power of substitution, for me and in my name, in any and all capacities, to sign on my behalf
       (1) one or more registration statements to be filed by Delta Air Lines, Inc. ("Delta") on Form S-8 or other appropriate form, or any amendment or supplement thereto, for the registration under the Securities Act of 1933, as amended, of an additional 3,000,000 shares of Common Stock, par value $3.00 per share, of Delta in connection with the 1989 Stock Incentive Plan of Delta, as amended, (2) any application for registration or qualification (or exemption therefrom) of such securities under the Blue Sky or other federal or state securities laws and regulations, and
       (3) any other document or instrument deemed necessary or appropriate by any of them in connection with such application for registration or qualification (or exemption therefrom); and to file any such registration statement, amendment, supplement, application, or other document or instrument with the Securities and Exchange Commission or other appropriate agency pursuant to applicable federal and state securities laws and regulations.

               IN WITNESS WHEREOF, I have hereunto set my hand this 24th day of January, 1994.





                                       /s/ Edwin L. Artzt
                                       -----------------------------
                                       Edwin L. Artzt
                                       Director
                                       Delta Air Lines, Inc.

                               POWER OF ATTORNEY




               I hereby constitute and appoint JAMES H. SANREGRET, LESLIE P. KLEMPERER, and MARY E. RAINES, and each of them separately, as my true and lawful attorneys-in-fact and agents, with full power of substitution, for me and in my name, in any and all capacities, to sign on my behalf
       (1) one or more registration statements to be filed by Delta Air Lines, Inc. ("Delta") on Form S-8 or other appropriate form, or any amendment or supplement thereto, for the registration under the Securities Act of 1933, as amended, of an additional 3,000,000 shares of Common Stock, par value $3.00 per share, of Delta in connection with the 1989 Stock Incentive Plan of Delta, as amended, (2) any application for registration or qualification (or exemption therefrom) of such securities under the Blue Sky or other federal or state securities laws and regulations, and
       (3) any other document or instrument deemed necessary or appropriate by any of them in connection with such application for registration or qualification (or exemption therefrom); and to file any such registration statement, amendment, supplement, application, or other document or instrument with the Securities and Exchange Commission or other appropriate agency pursuant to applicable federal and state securities laws and regulations.

               IN WITNESS WHEREOF, I have hereunto set my hand this 11th day of January, 1994.





                                       /s/ Henry A. Biedenharn, III
                                       --------------------------------
                                       Henry A. Biedenharn, III
                                       Director
                                       Delta Air Lines, Inc.

                               POWER OF ATTORNEY




               I hereby constitute and appoint JAMES H. SANREGRET, LESLIE P. KLEMPERER, and MARY E. RAINES, and each of them separately, as my true and lawful attorneys-in-fact and agents, with full power of substitution, for me and in my name, in any and all capacities, to sign on my behalf
       (1) one or more registration statements to be filed by Delta Air Lines, Inc. ("Delta") on Form S-8 or other appropriate form, or any amendment or supplement thereto, for the registration under the Securities Act of 1933, as amended, of an additional 3,000,000 shares of Common Stock, par value $3.00 per share, of Delta in connection with the 1989 Stock Incentive Plan of Delta, as amended, (2) any application for registration or qualification (or exemption therefrom) of such securities under the Blue Sky or other federal or state securities laws and regulations, and
       (3) any other document or instrument deemed necessary or appropriate by any of them in connection with such application for registration or qualification (or exemption therefrom); and to file any such registration statement, amendment, supplement, application, or other document or instrument with the Securities and Exchange Commission or other appropriate agency pursuant to applicable federal and state securities laws and regulations.

               IN WITNESS WHEREOF, I have hereunto set my hand this 11th day of January, 1994.





                                       /s/ James L. Broadhead
                                       --------------------------------
                                       James L. Broadhead
                                       Director
                                       Delta Air Lines, Inc.

                               POWER OF ATTORNEY




               I hereby constitute and appoint JAMES H. SANREGRET, LESLIE P. KLEMPERER, and MARY E. RAINES, and each of them separately, as my true and lawful attorneys-in-fact and agents, with full power of substitution, for me and in my name, in any and all capacities, to sign on my behalf
       (1) one or more registration statements to be filed by Delta Air Lines, Inc. ("Delta") on Form S-8 or other appropriate form, or any amendment or supplement thereto, for the registration under the Securities Act of 1933, as amended, of an additional 3,000,000 shares of Common Stock, par value $3.00 per share, of Delta in connection with the 1989 Stock Incentive Plan of Delta, as amended, (2) any application for registration or qualification (or exemption therefrom) of such securities under the Blue Sky or other federal or state securities laws and regulations, and
       (3) any other document or instrument deemed necessary or appropriate by any of them in connection with such application for registration or qualification (or exemption therefrom); and to file any such registration statement, amendment, supplement, application, or other document or instrument with the Securities and Exchange Commission or other appropriate agency pursuant to applicable federal and state securities laws and regulations.

               IN WITNESS WHEREOF, I have hereunto set my hand this 10th day of January, 1994.





                                       /s/ Edward H. Budd
                                       -----------------------------
                                       Edward H. Budd
                                       Director
                                       Delta Air Lines, Inc.

                               POWER OF ATTORNEY




               I hereby constitute and appoint JAMES H. SANREGRET, LESLIE P. KLEMPERER, and MARY E. RAINES, and each of them separately, as my true and lawful attorneys-in-fact and agents, with full power of substitution, for me and in my name, in any and all capacities, to sign on my behalf
       (1) one or more registration statements to be filed by Delta Air Lines, Inc. ("Delta") on Form S-8 or other appropriate form, or any amendment or supplement thereto, for the registration under the Securities Act of 1933, as amended, of an additional 3,000,000 shares of Common Stock, par value $3.00 per share, of Delta in connection with the 1989 Stock Incentive Plan of Delta, as amended, (2) any application for registration or qualification (or exemption therefrom) of such securities under the Blue Sky or other federal or state securities laws and regulations, and
       (3) any other document or instrument deemed necessary or appropriate by any of them in connection with such application for registration or qualification (or exemption therefrom); and to file any such registration statement, amendment, supplement, application, or other document or instrument with the Securities and Exchange Commission or other appropriate agency pursuant to applicable federal and state securities laws and regulations.

               IN WITNESS WHEREOF, I have hereunto set my hand this 10th day of January, 1994.





                                       /s/ George D. Busbee
                                       --------------------------------
                                       George D. Busbee
                                       Director
                                       Delta Air Lines, Inc.

                               POWER OF ATTORNEY




               I hereby constitute and appoint JAMES H. SANREGRET, LESLIE P. KLEMPERER, and MARY E. RAINES, and each of them separately, as my true and lawful attorneys-in-fact and agents, with full power of substitution, for me and in my name, in any and all capacities, to sign on my behalf
       (1) one or more registration statements to be filed by Delta Air Lines, Inc. ("Delta") on Form S-8 or other appropriate form, or any amendment or supplement thereto, for the registration under the Securities Act of 1933, as amended, of an additional 3,000,000 shares of Common Stock, par value $3.00 per share, of Delta in connection with the 1989 Stock Incentive Plan of Delta, as amended, (2) any application for registration or qualification (or exemption therefrom) of such securities under the Blue Sky or other federal or state securities laws and regulations, and
       (3) any other document or instrument deemed necessary or appropriate by any of them in connection with such application for registration or qualification (or exemption therefrom); and to file any such registration statement, amendment, supplement, application, or other document or instrument with the Securities and Exchange Commission or other appropriate agency pursuant to applicable federal and state securities laws and regulations.

               IN WITNESS WHEREOF, I have hereunto set my hand this 13th day of January, 1994.





                                       /s/ R. Eugene Cartledge
                                       --------------------------------
                                       R. Eugene Cartledge
                                       Director
                                       Delta Air Lines, Inc.

                               POWER OF ATTORNEY




               I hereby constitute and appoint JAMES H. SANREGRET, LESLIE P. KLEMPERER, and MARY E. RAINES, and each of them separately, as my true and lawful attorneys-in-fact and agents, with full power of substitution, for me and in my name, in any and all capacities, to sign on my behalf
       (1) one or more registration statements to be filed by Delta Air Lines, Inc. ("Delta") on Form S-8 or other appropriate form, or any amendment or supplement thereto, for the registration under the Securities Act of 1933, as amended, of an additional 3,000,000 shares of Common Stock, par value $3.00 per share, of Delta in connection with the 1989 Stock Incentive Plan of Delta, as amended, (2) any application for registration or qualification (or exemption therefrom) of such securities under the Blue Sky or other federal or state securities laws and regulations, and
       (3) any other document or instrument deemed necessary or appropriate by any of them in connection with such application for registration or qualification (or exemption therefrom); and to file any such registration statement, amendment, supplement, application, or other document or instrument with the Securities and Exchange Commission or other appropriate agency pursuant to applicable federal and state securities laws and regulations.

               IN WITNESS WHEREOF, I have hereunto set my hand this 13th day of January, 1994.






                                       /s/ Mary Johnston Evans
                                       --------------------------------
                                       Mary Johnston Evans
                                       Director
                                       Delta Air Lines, Inc.

                               POWER OF ATTORNEY




               I hereby constitute and appoint JAMES H. SANREGRET, LESLIE P. KLEMPERER, and MARY E. RAINES, and each of them separately, as my true and lawful attorneys-in-fact and agents, with full power of substitution, for me and in my name, in any and all capacities, to sign on my behalf
       (1) one or more registration statements to be filed by Delta Air Lines, Inc. ("Delta") on Form S-8 or other appropriate form, or any amendment or supplement thereto, for the registration under the Securities Act of 1933, as amended, of an additional 3,000,000 shares of Common Stock, par value $3.00 per share, of Delta in connection with the 1989 Stock Incentive Plan of Delta, as amended, (2) any application for registration or qualification (or exemption therefrom) of such securities under the Blue Sky or other federal or state securities laws and regulations, and
       (3) any other document or instrument deemed necessary or appropriate by any of them in connection with such application for registration or qualification (or exemption therefrom); and to file any such registration statement, amendment, supplement, application, or other document or instrument with the Securities and Exchange Commission or other appropriate agency pursuant to applicable federal and state securities laws and regulations.

               IN WITNESS WHEREOF, I have hereunto set my hand this 24th day of January, 1994.





                                       /s/ David C. Garrett, Jr.
                                       --------------------------------
                                       David C. Garrett, Jr.
                                       Director
                                       Delta Air Lines, Inc.

                               POWER OF ATTORNEY




               I hereby constitute and appoint JAMES H. SANREGRET, LESLIE P. KLEMPERER, and MARY E. RAINES, and each of them separately, as my true and lawful attorneys-in-fact and agents, with full power of substitution, for me and in my name, in any and all capacities, to sign on my behalf
       (1) one or more registration statements to be filed by Delta Air Lines, Inc. ("Delta") on Form S-8 or other appropriate form, or any amendment or supplement thereto, for the registration under the Securities Act of 1933, as amended, of an additional 3,000,000 shares of Common Stock, par value $3.00 per share, of Delta in connection with the 1989 Stock Incentive Plan of Delta, as amended, (2) any application for registration or qualification (or exemption therefrom) of such securities under the Blue Sky or other federal or state securities laws and regulations, and
       (3) any other document or instrument deemed necessary or appropriate by any of them in connection with such application for registration or qualification (or exemption therefrom); and to file any such registration statement, amendment, supplement, application, or other document or instrument with the Securities and Exchange Commission or other appropriate agency pursuant to applicable federal and state securities laws and regulations.

               IN WITNESS WHEREOF, I have hereunto set my hand this 12th day of January, 1994.





                                       /s/ Gerald Grinstein
                                       --------------------------------
                                       Gerald Grinstein
                                       Director
                                       Delta Air Lines, Inc.

                               POWER OF ATTORNEY




               I hereby constitute and appoint JAMES H. SANREGRET, LESLIE P. KLEMPERER, and MARY E. RAINES, and each of them separately, as my true and lawful attorneys-in-fact and agents, with full power of substitution, for me and in my name, in any and all capacities, to sign on my behalf
       (1) one or more registration statements to be filed by Delta Air Lines, Inc. ("Delta") on Form S-8 or other appropriate form, or any amendment or supplement thereto, for the registration under the Securities Act of 1933, as amended, of an additional 3,000,000 shares of Common Stock, par value $3.00 per share, of Delta in connection with the 1989 Stock Incentive Plan of Delta, as amended, (2) any application for registration or qualification (or exemption therefrom) of such securities under the Blue Sky or other federal or state securities laws and regulations, and
       (3) any other document or instrument deemed necessary or appropriate by any of them in connection with such application for registration or qualification (or exemption therefrom); and to file any such registration statement, amendment, supplement, application, or other document or instrument with the Securities and Exchange Commission or other appropriate agency pursuant to applicable federal and state securities laws and regulations.

               IN WITNESS WHEREOF, I have hereunto set my hand this 24th day of January, 1994.





                                       /s/ Jesse Hill, Jr.
                                       --------------------------------
                                       Jesse Hill, Jr.
                                       Director
                                       Delta Air Lines, Inc.